UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 6, 2015

Date of Report (date of earliest event reported)

Apple Inc.

(Exact name of Registrant as specified in its charter)

California	001-36743	94-2404110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

1 Infinite Loop

Cupertino, California 95014

(Address of principal executive offices) (Zip Code)

(408) 996-1010

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 6, 2015, Apple Inc. (“Apple”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein, for the issuance and sale by Apple of $250,000,000 aggregate principal amount of Apple’s Floating Rate Notes due 2017 (the “2017 Floating Rate Notes”), $500,000,000 aggregate principal amount of Apple’s Floating Rate Notes due 2020 (the “2020 Floating Rate Notes” and together with the 2017 Floating Rate Notes, the “Floating Rate Notes”), $750,000,000 aggregate principal amount of Apple’s 0.900% Notes due 2017 (the “2017 Fixed Rate Notes”), $1,250,000,000 aggregate principal amount of Apple’s 2.000% Notes due 2020 (the “2020 Fixed Rate Notes”), $1,250,000,000 aggregate principal amount of Apple’s 2.700% Notes due 2022 (the “2022 Fixed Rate Notes”), $2,000,000,000 aggregate principal amount of Apple’s 3.200% Notes due 2025 (the “2025 Fixed Rate Notes”) and $2,000,000,000 aggregate principal amount of Apple’s 4.375% Notes due 2045 (the “2045 Fixed Rate Notes” and together with the 2017 Fixed Rate Notes, 2020 Fixed Rate Notes, the 2022 Fixed Rate Notes and the 2025 Fixed Rate Notes, the “Fixed Rate Notes”).

The Fixed Rate Notes and the Floating Rate Notes (together, the “Notes”) will be issued pursuant to an indenture, dated as of April 29, 2013 (the “Indenture”), between Apple and The Bank of New York Mellon Trust Company, N.A., as trustee, together with the officer’s certificate dated as of May 13, 2015 issued pursuant thereto establishing the terms of each series of the Notes (the “Officer’s Certificate”).

The Notes are being issued pursuant to Apple’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on April 29, 2013 (Reg. No. 333-188191) (the “Registration Statement”).

Interest on the Floating Rate Notes will be payable quarterly in arrears on February 13, May 13, August 13 and November 13 of each year, beginning on August 13, 2015, and on the applicable maturity date for each series of the Floating Rate Notes. Interest on the Fixed Rate Notes will be payable semi-annually in arrears on May 13 and November 13 of each year, beginning on November 13, 2015, and on the applicable maturity date for each series of Fixed Rate Notes.

The 2017 Floating Rate Notes will mature on May 12, 2017; the 2020 Floating Rate Notes will mature on May 6, 2020; the 2017 Fixed Rate Notes will mature on May 12, 2017; the 2020 Fixed Rate Notes will mature on May 6, 2020; the 2022 Fixed Rate Notes will mature on May 13, 2022; the 2025 Fixed Rate Notes will mature on May 13, 2025; and the 2045 Fixed Rate Notes will mature on May 13, 2045.

The Notes will be Apple’s senior unsecured obligations and will rank equally with Apple’s other unsecured and unsubordinated debt from time to time outstanding.

The foregoing descriptions of the Underwriting Agreement, the Indenture and the Officer’s Certificate (including the forms of the Notes) are qualified in their entirety by the terms of such agreements and documents. The Underwriting Agreement and the Officer’s Certificate (including the forms of the Notes) are attached hereto as Exhibits 1.1 and 4.1 through 4.8, respectively, and incorporated herein by reference. The Indenture is filed as Exhibit 4.1 to the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description

1.1

Underwriting Agreement, dated as of May 6, 2015, among Apple Inc. and Goldman, Sachs & Co., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein

4.1	Officer’s Certificate of Apple Inc., dated as of May 13, 2015

4.2	Form of Global Note representing the 2017 Floating Rate Notes (included in Exhibit 4.1)

4.3	Form of Global Note representing the 2020 Floating Rate Notes (included in Exhibit 4.1)

4.4	Form of Global Note representing the 2017 Fixed Rate Notes (included in Exhibit 4.1)

4.5	Form of Global Note representing the 2020 Fixed Rate Notes (included in Exhibit 4.1)

4.6	Form of Global Note representing the 2022 Fixed Rate Notes (included in Exhibit 4.1)

4.7	Form of Global Note representing the 2025 Fixed Rate Notes (included in Exhibit 4.1)

4.8	Form of Global Note representing the 2045 Fixed Rate Notes (included in Exhibit 4.1)

5.1	Opinion of Hogan Lovells US LLP

12.1	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Hogan Lovells US LLP (included in the opinion filed as Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple Inc.

Date: May 13, 2015	By:	/s/ Luca Maestri
Luca Maestri Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

1.1

Underwriting Agreement, dated as of May 6, 2015, among Apple Inc. and Goldman, Sachs & Co., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein

4.1	Officer’s Certificate of Apple Inc., dated as of May 13, 2015

4.2	Form of Global Note representing the 2017 Floating Rate Notes (included in Exhibit 4.1)

4.3	Form of Global Note representing the 2020 Floating Rate Notes (included in Exhibit 4.1)

4.4	Form of Global Note representing the 2017 Fixed Rate Notes (included in Exhibit 4.1)

4.5	Form of Global Note representing the 2020 Fixed Rate Notes (included in Exhibit 4.1)

4.6	Form of Global Note representing the 2022 Fixed Rate Notes (included in Exhibit 4.1)

4.7	Form of Global Note representing the 2025 Fixed Rate Notes (included in Exhibit 4.1)

4.8	Form of Global Note representing the 2045 Fixed Rate Notes (included in Exhibit 4.1)

5.1	Opinion of Hogan Lovells US LLP

12.1	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Hogan Lovells US LLP (included in the opinion filed as Exhibit 5.1)